Exhibit 10.2

ELEVENTH AMENDMENT TO OFFICE LEASE

This Eleventh Amendment to Office Lease (this “Eleventh Amendment”) is made and entered into as of April 23, 2009, by and between WA—THREE BELLEVUE CENTER, L.L.C., a Delaware limited liability company (“Landlord”), and INFOSPACE, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A. Landlord, as successor-in-interest to Three Bellevue Center LLC, a Washington limited liability company, and Tenant, formerly known as InfoSpace.com, Inc., a Delaware corporation, entered into that certain Office Lease Agreement dated March 10, 2000 (the “Office Lease”), as supplemented by that certain letter dated October 10, 2000, as amended by that certain First Lease Amendment dated August 1, 2000, and that certain Second Lease Amendment dated August 25, 2000, as supplemented by that certain letter dated May 18, 2001, and that certain letter dated August 31, 2001, as amended by that certain Third Lease Amendment dated June 4, 2002, and that certain Fourth Lease Amendment dated May 16, 2003, as supplemented by that certain letter dated June 3, 2003, as amended by that certain Fifth Lease Amendment dated June 23, 2004, as supplemented by that certain letter dated September 1, 2005, and as amended by that certain Sixth Amendment dated September 26, 2005, that certain Seventh Amendment dated April 10, 2006, that certain Eighth Amendment to Office Lease Agreement, dated September 20, 2007, that certain Ninth Amendment to Office Lease, dated December 21, 2007, and that certain Tenth Amendment to Office Lease, dated January 29, 2008 (collectively, the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord those certain space (the “Premises”) located in that certain office building located at 601 108th Avenue, N.E., Bellevue, Washington (“Building”) and commonly known as Key Center.

B. The parties desire to amend the Lease on the terms and conditions set forth in this Eleventh Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Defined Terms. Except as explicitly set forth in this Eleventh Amendment, each initially capitalized term when used herein shall have the same respective meaning as is set forth in the Lease.

2. Deletions; Acknowledgements. Effective as of the date hereof, Section V(G) of Exhibit D to the Office Lease and Section X (Rooftop Equipment) of Exhibit E of the Office Lease are hereby deleted in their entirety and are of no further force or effect. Further, notwithstanding anything contained in the Lease or any other prior agreement between the parties to the contrary, Tenant hereby acknowledges and agrees that Tenant shall have no further rights (i) with respect to any areas located on the B level of the Building, the penthouse level of the Building, or the rooftop of the Building (other than the roof area utilized under Section III of Exhibit E to the Office Lease for the Dish/Antenna servicing the Premises) (whether specifically addressed in the Lease or otherwise previously utilized by Tenant), or (ii) to install or maintain any generator, cooling tower, ups system (outside the Premises) or rooftop equipment (other than the Dish/Antenna). Based upon the terms of this Section 2, the areas relinquished by Tenant and in connection with which Tenant shall have no further rights (the “Released Areas”) are the “UPS System Area”, the “Generator Area”, the “Roof Space”, and the “Water Treatment System Area”, all as more particularly set forth on Exhibit A, attached hereto. In connection with the foregoing, Landlord hereby agrees that Tenant shall have no obligation to pay to Landlord any storage or comparable rent or other amounts for the Released Areas, nor shall Tenant have any other obligations with respect to the Released Areas, in all events to the extent the same relate to the period following the date of this Eleventh Amendment (provided that nothing contained herein shall alter Tenant’s liability for all obligations with respect to the Released Areas to the extent that same relate to the period prior to the date of this Eleventh Amendment).

3. Equipment. Tenant hereby represents and warrants to Landlord that Tenant has transferred all of Tenant’s right, title and interest in all personal property and equipment located in or servicing the Released Areas, including all cabling and related facilities owned by Tenant (collectively, “Equipment”) to Motricity, Inc., a Delaware corporation. Based upon the foregoing, Landlord and Tenant hereby acknowledge and agree that, notwithstanding anything in Section VIII or Section XXX of the Office Lease to the contrary, Tenant shall have no obligation to remove the Equipment.

4. Storage Space. Landlord and Tenant hereby acknowledge and agree that (i) the “Storage Space” leased by Tenant and that Tenant shall continue to lease pursuant to the terms of Section V of Exhibit E to the Office Lease consists, collectively, of 1,421 square feet of space known as unit A-114 and 518 square feet of space known as unit A-115 and located on the A level of the Building, designated as the “Storage Premises” on Exhibit A, attached hereto, and (ii) Tenant retains no right to lease additional Storage Space pursuant to the terms of the Lease.

5. No Other Modifications. Except as otherwise provided herein, all other terms and provisions of the Lease shall remain in full force and effect, unmodified by this Eleventh Amendment.

6. Counterparts. This Eleventh Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Eleventh Amendment, and all such counterparts together shall constitute one and the same Eleventh Amendment.

7. Conflict. In the event of any conflict between the Lease and this Eleventh Amendment, this Eleventh Amendment shall prevail.

IN WITNESS WHEREOF, the parties have entered into this Eleventh Amendment as of the date first set forth above.

“LANDLORD”:

WA—THREE BELLEVUE CENTER, L.L.C.,
a Delaware limited liability company

By:	/s/ Jeremy B. Fletcher
Jeremy B. Fletcher,
Senior Managing Director

“TENANT”:

INFOSPACE, INC., a Delaware corporation

By:	/s/ David Binder
Its:	CFO

By:	/s/ William J. Lansing
Its:	President and CEO

NOTARY PAGES

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that David Binder is the person who appeared before me, and said person acknowledged that (he/~~she~~) signed this instrument, on oath stated that (he/~~she~~) was authorized to execute the instrument and acknowledged it as the CFO of Infospace, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 4-27-09

/s/ Cindy Bouldin
(Signature)

(Seal or stamp)

Title:	Notary Public

Notary Public in and for the State of Washington

My appointment expires: 4-4-2010

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that William Lansing is the person who appeared before me, and said person acknowledged that (he/~~she~~) signed this instrument, on oath stated that (he/~~she~~) was authorized to execute the instrument and acknowledged it as the Pres & CEO of Infospace, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 4-27-09

/s/ Cindy Bouldin
(Signature)

(Seal or stamp)

Title:	Notary Public

Notary Public in and for the State of Washington

My appointment expires: 4-4-2010

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On April 24, 2009, before me, Elicia A. Hauschild, a Notary Public, personally appeared Jeremy B. Fletcher, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the forgoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Elicia A. Hauschild	(Seal)

EXHIBIT A

LOCATION OF RELEASED AREAS

EXHIBIT A